ADVISORSHARES DORSEY WRIGHT ALPHA EQUAL WEIGHT ETF (NASDAQ Ticker: DWEQ)

SUMMARY PROSPECTUS – December 25, 2019

Before you invest in the AdvisorShares Fund, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and statement of additional information, each dated December 25, 2019, as supplemented from time to time, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and statement of additional information, as well as other information about the Fund, online at http://advisorshares.com/etfs/dweq. You may also obtain this information at no charge by calling 877.843.3831 or by sending an email request to info@advisorshares.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other communications electronically. You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to continue receiving paper copies of your shareholder reports and for information about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

INVESTMENT OBJECTIVE

The AdvisorShares Dorsey Wright Alpha Equal Weight ETF (the “Fund”) seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	0.75%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES	0.24%
TOTAL ANNUAL OPERATING EXPENSES	0.99%

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If these fees and commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS
AdvisorShares Dorsey Wright Alpha Equal Weight ETF	$101	$316

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. The Fund is new and does not yet have a portfolio turnover rate.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in a concentrated portfolio of 50 US equity securities selected from a universe of the largest 1,000 US equity securities based on market capitalization.

The Advisor allocates the Fund’s portfolio using research from a disciplined and quantitative proprietary model (the “U.S. Equal Weight Model”) developed by Dorsey, Wright and Associates, LLC (“DWA”). The U.S. Equal Weight Model utilizes a two-factor approach to invest in the top-ranked 50 large-cap equity securities on an equal-weighted basis. In constructing the model, industry sectors are first measured and ranked based on their relative strength, and individual equity securities are then selected from the top three sectors. The individual securities selections are also based on relative strength, with securities demonstrating both a buy or bullish signal and rising price momentum ranked higher by the model. The Fund’s portfolio is rebalanced monthly and may experience high turnover.

The Fund’s investment focus follows a core philosophy of relative strength. Relative strength investing involves buying securities that have appreciated in price more than the other securities in the investment universe and holding those securities until they underperform. The strategy is entirely based on market movement of the securities and there is no company fundamental data involved in the analysis. The Advisor’s process is systematic and removes emotion from the day-to-day decision making. In implementing the strategy, stock selection is strictly based on identifying the highest ranked securities as measured by the relative strength investment process.

The Fund also may invest in repurchase agreements.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks, described below, that may affect the value of its shares including the possible loss of money. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

ETF Market Risk. In stressed market conditions, the market for ETF shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. This adverse effect on liquidity for the ETF’s shares in turn can lead to differences between the market price of the ETF’s shares and the underlying value of those shares.

Large-Capitalization Risk. The large-cap segment of the market may underperform other segments of the equity market or the equity market as a whole. The underperformance of large-cap securities may cause the Fund’s performance to be less than expected.

Management Risk. The Advisor continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, achievement of the stated investment objective cannot be guaranteed. The Advisor’s judgment about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these factors may affect the return on your investment.

Market Risk. Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. Price fluctuations may be temporary or may last for extended periods. This volatility may cause the value of your investment in the Fund to decrease. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Portfolio Turnover Risk. The Fund may experience relatively high portfolio turnover, which may result in increased transaction costs and performance that is lower than expected and potentially greater tax exposure.

Repurchase Agreement Risk. The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into repurchase agreements, including with respect to recovering or realizing on collateral.

Sector Focus Risk. When the Fund focuses its investments in a particular sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Fund than if it had not done so.

Trading Risk. Shares of the Fund may trade above or below their net asset value (“NAV”). The trading price of the Fund’s shares may deviate significantly from their NAV during periods of market volatility and, in such instances, you may pay significantly more or receive significantly less than the underlying value of the Fund’s shares. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. In addition, trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the NASDAQ Stock Market LLC (the “Exchange”), make trading in shares inadvisable.

FUND PERFORMANCE

A comparison of the Fund’s performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund is new and, therefore, does not have a performance history for a full calendar year. Of course, once the Fund has performance, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor

PORTFOLIO MANAGER

Name and Title	Length of Service with Advisor
Robert M. Parker, Director of Capital Markets	since 2014

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of at least 25,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Fund’s distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for at least 25,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange and, because shares trade at market price rather than at NAV, shares may trade at a value greater than or less than NAV.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains (or a combination thereof), unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account (“IRA”), which may be taxed upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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